Exhibit 8.1

Subsidiaries of Navios Maritime Partners L.P.

Navios Maritime Operating L.L.C., a Marshall Islands limited liability company

Alegria Shipping Corporation, a Marshall Islands corporation

Felicity Shipping Corporation, a Marshall Islands corporation

Galaxy Shipping Corporation, a Marshall Islands corporation

Gemini Shipping Corporation, a Marshall Islands corporation

Libra Shipping Enterprises Corporation, a Marshall Islands corporation

Aldebaran Shipping Corporation, a Marshall Islands corporation

Prosperity Shipping Corporation, a Marshall Islands corporation

Fantastiks Shipping Corporation, a Marshall Islands corporation

Aurora Shipping Enterprises Ltd., a Marshall Islands corporation

Sagittarius Shipping Corporation, a Marshall Islands corporation

Palermo Shipping S.A., a Marshall Islands corporation

Hyperion Enterprises Inc., a Marshall Islands corporation

Chilali Corp., a Marshall Islands corporation

Surf Maritime Co., a Marshall Islands corporation

JTC Shipping and Trading Ltd., a Maltese corporation

Pandora Marine Inc., a Marshall Islands corporation

Customized Development S.A. a Liberian corporation

Orbiter Shipping Co., a Marshall Islands corporation

Kohylia Shipmanagement S.A, a Marshall Islands corporation

Floral Marine Ltd., a Marshall Islands corporation

Kymata Shipping Co., a Marshall Islands corporation

Golem Navigation Limited, a Marshall Islands corporation

Joy Shipping Corporation, a Marshall Islands corporation

Micaela Shipping Corporation, a Marshall Islands corporation

Pearl Shipping Corporation, a Marshall Islands corporation

Velvet Shipping Corporation, a Marshall Islands corporation

Rubina Shipping Corporation, a Marshall Islands corporation

Topaz Shipping Corporation, a Marshall Islands corporation

Beryl Shipping Corporation, a Marshall Islands corporation

Cheryl Shipping Corporation, a Marshall Islands corporation

Christal Shipping Corporation, a Marshall Islands corporation

Fairy Shipping Corporation, a Marshall Islands corporation

Limestone Shipping Corporation, a Marshall Islands corporation

Dune Shipping Corporation, a Marshall Islands corporation

Citrine Shipping Corporation, a Marshall Islands corporation

Navios Partners Finance (US) Inc., a Delaware corporation Navios Partners Europe Finance Inc., a Marshall Islands corporation